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                                                                     EXHIBIT 3.2


                                     BYLAWS
                                       OF
                             HAAS NEUVEUX & COMPANY

                                    ARTICLE I

                                     OFFICES

         Section 1.1 PRINCIPAL OFFICE. The principal office of the corporation shall be located at 94 Rue de Lausanne, CH1202, Geneva, Switzerland. The corporation may have such other offices, either within or outside of the State of Colorado, as the Board of Directors may designate or as the business of the corporation may require from time to time.

         Section 1.2 REGISTERED OFFICE. The registered office of the corporation, required by the Colorado Business Corporation Act to be maintained in the State of Colorado, may be, but need not be, identical with the principal office in the State of Colorado, and the address of the registered office may be changed from time to time by the Board of Directors.

                                   ARTICLE II

                                  SHAREHOLDERS

         Section 2.1 ANNUAL MEETING. The annual meeting of the shareholders shall be held within six months of the end of the corporation's fiscal year, at such place, on such date, and at such hour as the Board of Directors shall fix by resolution for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

         Any shareholder entitled to participate in an annual meeting may apply to the district court in the county in Colorado where the corporation's principal office is located or, if the corporation has no principal office in Colorado, to the district court of the county in which the corporation's registered office is located to seek an order that a shareholder meeting be held if an annual meeting was not held within six months after the close of the corporation's most recently ended fiscal year or fifteen months after its last annual meeting, whichever is earlier.

         Section 2.2 SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President, by a majority of the Board of Directors, or by the person or persons authorized by resolution of the Board of Directors and shall be called by the President upon the receipt of one or more written demands for a special meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting.

         Any person who participated in a call of or demand for a special meeting effective under C.R.S. Section 7-107-102(1) may apply to the district court in the county in Colorado where the corporation's principal office is located or, if the corporation has no principal office in Colorado, to the district court of the county in which the corporation's registered office is located to seek an order that a shareholder meeting be held if: (i) notice of the special meeting was not given within thirty days after the date of the call or the date the last of the demands necessary to require calling of the meeting was received by the corporation pursuant to C.R.S. Section 7-107-102(1); or (ii) the special meeting was not held in accordance with the notice.

         Section 2.3 PLACE OF MEETINGS. The Board of Directors may designate any place, either within or outside of the State of Colorado, as the place of meeting for any annual meeting or for any


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special meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation in the State of Colorado.

         Section 2.4 NOTICE OF MEETING. Notice stating the place, day and hour of each annual and special meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall, unless otherwise prescribed by statute, be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the officer or other persons calling the meeting, to the shareholders; provided, however, that if the authorized shares is to be increased, at least thirty days' notice shall be given. Unless otherwise required by statute, notice need be given only to shareholders entitled to vote at such meeting.

         Notice of a special meeting shall include a description of the purpose or purposes of the meeting. Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except the purpose or purposes shall be stated with respect to (i) an amendment to the Articles of Incorporation of the corporation, (ii) a merger or share exchange in which the corporation is a party, (iii) a sale, lease, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the property of the corporation, with or without the goodwill, (iv) a dissolution of the corporation, or (v) any other purpose for which a statement of purpose is required by the Colorado Business Corporation Act.

         Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication by or at the direction of the President, the Secretary, or the officer or persons calling the meeting. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, addressed to the shareholder at his or her address as it appears in the corporation's current record of shareholders, with postage prepaid. If written notice is given other than by mail, and provided that such notice is in a comprehensible form, the notice is given and effective at the earliest of: (i) the date received; (ii) five days after mailing; or
(iii) the date shown on the return receipt, if mailed by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee.

         If requested by the person or persons lawfully calling such meeting, the notice shall be given at corporate expense.

         When a meeting is adjourned to another date, time or place, notice need not be given of the new date, time or place if the new date, time or place of such meeting is announced before adjournment at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which may have been transacted at the original meeting. If the adjournment is for more than 120 days, or if a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting as of the new record date.

         A shareholder may waive notice of a meeting before or after the time and date stated in the notice as the date or time when any action will occur or has occurred by a writing signed by the shareholder entitled to the notice. Such waiver shall be delivered to the corporation for filing with the corporate records provided that such delivery and filing shall not be conditions of the effectiveness of the waiver. Further, by attending a meeting either in person or by proxy, a shareholder waives objection to lack of notice or defective notice of the meeting unless the shareholder objects at the beginning of the meeting to the holding of the meeting or the transaction of business at the meeting because of lack of notice or defective notice. By attending the meeting, the shareholder also waives any objection to consideration in the meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.


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         No notice need be sent to any shareholder if three successive notices mailed to the last known address of such shareholder have been returned as undeliverable until such time as another address for such shareholder is made known to the corporation. In order to be entitled to receive notice of any meeting, a shareholder shall advise the corporation in writing of any change in such shareholder's mailing address as shown on the corporation's books and records.

         Section 2.5 FIXING OF RECORD DATE. For the purpose of determining shareholders entitled to (i) be given notice of any meeting of shareholders or any adjournment thereof, (ii) to vote at any meeting, (iii) take any other action, (iv) receive distributions or share dividends, or (v) demand a special meeting, or to make a determination of shareholders for any other proper purpose, the Board of Directors may fix a future date as the record date for any such determination of shareholders, such date in any case to be not more than seventy days and, in the case of a meeting of shareholders, not less than ten days, prior to the date of the meeting or the particular action requiring such determination of shareholders is to be taken. If no record date is fixed by the directors, the record date shall be the day before the first notice of the meeting is given to shareholders, or the date on which the Board of Directors authorizes a distribution, as the case may be. When a determination of shareholders entitled to vote at any meeting of shareholders is made as provided in this Section, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. Unless otherwise specified when the record date is fixed, the time of day for such determination shall be as of the corporation's close of business on the record date.

         Notwithstanding the above, the record date for determining the shareholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the corporation. The record date for determining shareholders entitled to demand a special meeting shall be the date of the earliest of any of the demands pursuant to which the meeting is called, or the date that is 60 days before the date the first of such demands is received by the corporation, whichever is later.

         Section 2.6 VOTING LISTS. After a record date is fixed for a shareholders' meeting, the Secretary shall make a complete list of the shareholders entitled to be given notice of such meeting or any adjournment thereof. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be in alphabetical order within each class or series, and shall show the address of and the number of shares of each class or series held by each shareholder. For the period beginning the earlier of ten days prior to the meeting or two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the principal office of the corporation or at a place (which shall be identified in the notice of the meeting or any adjournment thereof) in the city where the meeting will be held. Such list shall be available for inspection on written demand by any shareholder (including for the purpose of this Section 2.6 any holder of voting trust certificates) or his or her agent or attorney during regular business hours and during the meeting or adjournment thereof. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

         Any shareholder, his or her agent, or attorney may upon written demand copy the list during regular business hours and during the period it is available for inspection, provided (i) the shareholder has been a shareholder for at least three months immediately preceding the demand or holds at least five percent of all outstanding shares of any class of shares as of the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding shareholder's interest as a shareholder, (iii) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect, (iv) the records are directly in connection with the described purpose, and (v) the shareholder pays a reasonable charge covering the costs of labor and material for such copies, not to exceed the estimated cost of production and reproduction.


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         Section 2.7 QUORUM. A majority of the votes entitled to be cast on the matter by a voting group, represented in person or by proxy, constitutes a quorum of that voting group for action on that matter. If no specific voting group is designated in the Articles of Incorporation or under the Colorado Business Corporation Act for a particular matter, all outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a voting group. In the absence of a quorum at any such meeting, a majority of the shares so represented may adjourn the meeting from time to time for a period not to exceed one hundred twenty days for any one adjournment without further notice. However, if the adjournment is for more than one hundred twenty days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

         At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of that number of shareholders whose absence would cause there to be less than a quorum.

         Section 2.8 MANNER OF ACTING. If a quorum is present, an action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless a greater number of affirmative votes is otherwise required by the Colorado Business Corporation Act, the Articles of Incorporation or these Bylaws.

         Section 2.9 PROXIES. A shareholder may vote the shareholder's shares in person or by proxy by signing an appointment form, either personally or by his or her duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. The proxy appointment form shall be filed with the Secretary of the corporation before or at the time of the meeting. The appointment of a proxy is effective when received by the corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing.

         Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy may be substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

         An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest. An appointment made irrevocable is revoked when the interest with which it is coupled is extinguished, but such revocation does not affect the right of the corporation to accept the proxy's authority unless (i) the corporation had notice that the appointment was coupled with an interest and notice that such interest is extinguished is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his or her authority under the appointment or (ii) other notice of the revocation of the appointment is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his or her authority under the appointment. Other notice of revocation, may, in the discretion of the corporation, be deemed to include the appearance at a shareholders meeting of the shareholder who granted the proxy and his or her voting in person on any matter subject to a vote at such meeting.


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         The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy exercises his or her authority under the appointment.

         The corporation shall not be required to recognize an appointment made irrevocable if it has received a writing revoking the appointment signed by the shareholder either personally or by the shareholder's attorney-in-fact, notwithstanding that the revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment.

         A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if the transferee did not know of its existence when he or she acquired the shares and the existence of the irrevocable appointment was not noted on the certificate representing the shares or on the information statement for shares without certificates.

         Section 2.10 VOTING OF SHARES. Except as otherwise provided in this Section or in the Articles of Incorporation, each outstanding share, regardless of class, shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders. At each election for directors, every shareholder entitled to vote at such election has the right to vote, in person or proxy, all of the shareholder's votes for as many persons as there are directors to be elected and for whose election the shareholder has a right to vote unless the Articles of Incorporation provide otherwise. Cumulative voting shall not be permitted in the election of directors or for any other purpose. At each election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the Board of Directors.

         Except as otherwise ordered by a court of competent jurisdiction upon a finding that the purpose of this Section would not be violated in the circumstances presented to the court, the shares of the corporation are not entitled to be voted if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation; provided, however, that this provision shall not limit the power of the corporation to vote any shares, including the corporation's own shares, held by it in a fiduciary capacity.

         Redeemable shares are not entitled to be voted after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

         Section 2.11 CORPORATION'S ACCEPTANCE OF VOTES. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder.

         If the name signed on a vote, consent, waiver, proxy appointment or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and to give it effect as the act of the shareholder if:

                  (a) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;


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                  (b) the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

                  (c) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

                  (d) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

                  (e) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or

                  (f) the acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with this Section 2.11.

         The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the Secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

         Neither the corporation nor any of its officers or agents who accepts or rejects a vote, consent, waiver, proxy appointment, or proxy appointment revocation in good faith and in accordance with the standards of this Section is liable in damages for the consequences of the acceptance or rejection.

         Section 2.12 ACTION BY SHAREHOLDERS WITHOUT A MEETING. Unless the Articles of Incorporation require that such action be taken at a shareholders' meeting any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing. No action pursuant to this Section shall be effective unless the corporation has received writings that describe and consent to the action, signed by all of the shareholders entitled to vote on the action. Any such writing may be received by the corporation by electronically transmitted facsimile or other form of wire or wireless communication providing the corporation with a complete copy thereof, including a copy of the signature thereto. Action taken pursuant to this Section shall be effective as of the date the corporation receives writings describing and consenting to the action signed by all of the shareholders entitled to vote with respect to the action, unless all of the writings specify another date as the effective date of the action, in which case such other date shall be the effective date of the action.



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         Any shareholder who has signed a writing describing and consenting to action taken pursuant to this Section may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the corporation prior to the date the last writing necessary to effect the action is received by the corporation.

         If any shareholder revokes his or her consent as provided for herein prior to what would otherwise be the effective date, the action proposed in the consent shall be invalid. The record date for determining shareholders entitled to take action without a meeting is the date the corporation first receives a writing upon which the action is taken.

         Action taken under this Section has the same effect as action taken at a meeting of the shareholders and may be described as such in any document.

         Section 2.13 VOTING BY BALLOT. Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.

         Section 2.14 MEETINGS BY TELECOMMUNICATION. Any or all of the shareholders may participate in an annual or special shareholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

                                   ARTICLE III

                               BOARD OF DIRECTORS

         Section 3.1 GENERAL POWERS. All corporate powers shall be exercised by or under the authority of, and the business affairs of the corporation shall be managed under the direction of, the Board of Directors, except as otherwise provided in the Colorado Business Corporation Act or the Articles of Incorporation. Notwithstanding the foregoing, the Board of Directors shall make all decisions regarding all managers' salaries, bonuses, corporate borrowings, expansion, issuance of stock, and similar major corporate actions.

         Section 3.2 PERFORMANCE OF DUTIES. A director of the corporation shall discharge his or her duties as a director, including his or her duties as a member of any committee of the board upon which he or she may serve, in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would use under similar circumstances. In discharging his or her duties, a director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by persons and groups listed in paragraphs (a), (b), and (c) of this Section 3.2; but he or she shall not be considered to be acting in good faith if he or she has knowledge concerning the matter in question that makes such reliance unwarranted. A director shall not be liable as such to the corporation or its shareholders for any action he or she takes or omits to take as a director if, in connection with such action or omission, he or she performed the duties of the position in compliance with this Section. Those persons and groups on whose information, opinions, reports, and statements a director is entitled to rely are:

                  (a) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

                  (b) legal counsel, public accountants, or other persons as to matters which the director reasonably believes to be within such person's professional or expert competence; or


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                  (c) a committee of the board of which the director is not a member if the director reasonably believes the committee merits confidence.

         Section 3.3 NUMBER, TENURE, AND QUALIFICATIONS. The number of directors of the corporation shall be fixed from time to time by resolution of the Board of Directors, but in no instance shall there be less than one director nor more than nine directors, and in no case shall a decrease in the number of directors shorten an incumbent director's term. Each director shall hold office until the next annual meeting of shareholders and thereafter until his or her successor shall have been elected and qualified. Directors shall be natural persons who are eighteen years of age or older but need not be residents of the State of Colorado or shareholders of the corporation.

         In the event that there is more than one director of the corporation, there may be a Chairman of the Board, who has been elected from among the directors. He or she shall preside at all meetings of the stockholders and of the Board of Directors. He or she shall have such other powers and duties as may be prescribed by the Board of Directors.

         Section 3.4 REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without notice immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Colorado, for the holding of additional regular meetings without other notice than such resolution.

         Section 3.5 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the President or, if there are more than two directors, by any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Colorado, as the place for holding any special meeting of the Board of Directors called by them.

         Section 3.6 NOTICE. Notice of the date, time and place of any special meeting shall be given to each director at least two days prior to the meeting. Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, addressed to the director at his or her address as it appears in the corporation's current records, with postage prepaid. If written notice is given other than by mail, and provided that such notice is in a comprehensible form, the notice is given and effective at the earliest of: (i) the date received;
(ii) five days after mailing; or (iii) the date shown on the return receipt, if mailed by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee.

         A director entitled to notice of a meeting may waive notice of a meeting before or after the time and date of the meeting stated in the notice by a writing signed by such director. Such waiver shall be delivered to the corporation for filing with the corporate records, but such delivery and filing shall not be conditions to the effectiveness of the waiver. Further, a director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless at the beginning of the meeting or promptly upon his or her later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 3.7 QUORUM. A quorum for the transaction of business at any meeting of the Board of Directors shall consist of one-half of the directors in office immediately before the meeting begins.


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         Section 3.8 MANNER OF ACTING. The affirmative vote of a majority of the directors present shall be required for the taking of any action by the Board of Directors.

         Section 3.9 INFORMAL ACTION BY DIRECTORS OR COMMITTEE MEMBERS. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the Board of Directors may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the directors or of the members of the committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote of the directors or committee members and may be stated as such in any document. Unless the consent specifies a different effective time or date, action taken under this Section is effective at the time or date the last director signs a writing describing the action taken, unless, before such time, any director has revoked his or her consent by a writing signed by the director and received by the President of the Secretary of the corporation.

         Section 3.10 TELEPHONIC MEETINGS. The Board of Directors may permit any director (or any member of a committee designated by the Board) to participate in a regular or special meeting of the Board of Directors or a committee thereof by, or conduct the meeting through the use of, any means of communication by which all directors participating in the meeting may hear each other during the meeting. A director participating in a meeting in this manner is deemed to be present in person at the meeting.

         Section 3.11 VACANCIES. Any vacancy on the Board of Directors, including a vacancy resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the shareholders or the Board of Directors. If the directors remaining in office constitute fewer than a quorum of the board, the directors may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

         If elected by the directors, the director shall hold office until the next annual shareholders' meeting at which directors are elected. If elected by the shareholders, the director shall hold office for the unexpired term of his or her predecessor in office; except that, if the director's predecessor was elected by the directors to fill a vacancy, the director elected by the shareholders shall hold the office for the unexpired term of the last predecessor elected by the shareholders.

         If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders, and, if one or more of the remaining directors were elected by the same voting group, only such directors are entitled to vote to fill the vacancy if it is filled by the directors.

         Section 3.12 RESIGNATION. Any director of the corporation may resign at any time by giving written notice to the corporation. The resignation of any director shall take effect upon receipt by the corporation of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

         Section 3.13 REMOVAL. Subject to any limitations contained in the Articles of Incorporation, any director or directors of the corporation may be removed at any time, with or without cause, in the manner provided in the Colorado Business Corporation Act. Any director may be removed by the shareholders of the voting group that elected the director with or without cause, only at a meeting called for that purpose. The notice of the meeting shall state that the purpose of one or the purposes of the meeting is removal of the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.


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

         Section 3.14 COMMITTEES. By resolution adopted by a majority of the Board of Directors in office at the time, the directors may designate one or more directors to constitute a committee, any of which shall have such authority in the management of the corporation as the Board of Directors shall designate and as shall be prescribed by the Colorado Business Corporation Act and Article XI of these Bylaws.

         Section 3.15 COMPENSATION. By resolution of the Board of Directors and irrespective of any personal interest of any of the members or the Board of Directors, each director may be paid his or her expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

         Section 3.16 PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the Board of Directors or committee of the board when action on any corporate matter is taken shall be presumed to have assented to all action taken unless (i) the director objects at the beginning of the meeting, or promptly upon his or her arrival, to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting, (ii) the director contemporaneously requests that his or her dissent or abstention as to any specific action taken be entered in the minutes of the meeting, or (iii) the director causes written notice of his or her dissent or abstention as to any specific action to be received by the presiding officer of the meeting before its adjournment or by the corporation promptly after the adjournment of the meeting. A director may dissent to a specific action at a meeting, while assenting to others. The right to dissent to a specific action taken at a meeting of the Board of Directors or a committee of the board shall not be available to a director who voted in favor of such action.

                                   ARTICLE IV

                                    OFFICERS

         Section 4.1 NUMBER. The officers of the corporation shall be a President, a Secretary, and a Treasurer, each of whom must be a natural person who is eighteen years or older and shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be appointed by the Board of Directors by resolution. Any two or more offices may be held by the same person.

         Section 4.2 ELECTION AND TERM OF OFFICE. The officers of the corporation to be appointed by the Board of Directors shall be appointed annually by the Board of Directors at the first meeting of the Board of Directors held after the annual meeting of the shareholders. If the appointment of officers shall not be held at such meeting, such appointment shall be held as soon thereafter as practicable. Each officer shall hold office until his or her successor shall have been duly appointed and shall have qualified or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided.

         Section 4.3 REMOVAL AND RESIGNATION. Any officer or agent may be removed by the Board of Directors at any time, with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed or to the corporation. Appointment of an officer or agent shall not of itself create contract rights.


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

         An officer or agent may resign at any time by giving written notice of resignation to the corporation. The resignation is effective when the notice is received by the corporation unless the notice specifies a later effective date. If a resignation is made effective at a later date, the Board of Directors may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the Board of Directors provides that the successor does not take office until the effective date, or the Board of Directors may remove the officer at any time before the effective date and may fill the resulting vacancy. An officer's resignation does not affect the corporation's contract rights, if any, with the officer.

         Section 4.4 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification, or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

         Section 4.5 PRESIDENT. The President shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall, in general, supervise and control all of the day-to-day business and affairs of the corporation. He or she shall, when present, and in the absence of a Chairman of the Board, preside at all meetings of the shareholders and of the Board of Directors. He or she may sign, with the Secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

         Section 4.6 VICE PRESIDENT. If appointed by the Board of Directors, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their appointment, or in the absence of any designation, then in the order of their election) shall, in the absence of the President or in the event of his or her death, inability or refusal to act, perform all duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certificates for shares of the corporation; and shall perform such other duties as from time to time may be assigned to him or her by the President or by the Board of Directors.

         Section 4.7 SECRETARY. The Secretary shall: (a) prepare and maintain as permanent records the minutes of the proceedings of the shareholders and the Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the corporation, and a record of all waivers of notice and meetings of shareholders and of the Board of Directors or any committee thereof, (b) ensure that all notices are duly given in accordance with the provisions of these Bylaws and as required by law, (c) serve as custodian of the corporate records and of the seal of the corporation and affix the seal to all documents when authorized by the Board of Directors, (d) keep at the corporation's registered office or principal place of business a record containing the names and addresses of all shareholders in a form that permits preparation of a list of shareholders arranged by voting group and by class or series of shares within each voting group, that is alphabetical within each class or series and that shows the address of, and the number of shares of each class or series held by, each shareholder, unless such a record shall be kept at the office of the corporation's transfer agent or registrar, (e) maintain at the corporation's principal office the originals or copies of the corporation's Articles of Incorporation, Bylaws, minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past three years, all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group, a list of the names and business addresses of the current directors and officers, a copy of the corporation's most


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

recent corporate report filed with the Secretary of State, and financial statements showing reasonable detail the corporation's assets and liabilities and results of operations for the last three years, (f) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent, (g) authenticate records of the corporation, and (h) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board of Directors. Assistant Secretaries, if any, shall have the same duties and powers, subject to supervision by the Secretary. The directors and/or shareholders may however respectively designate a person other than the Secretary or Assistant Secretary to keep the minutes of their respective meetings.

         Any books, records, or minutes of the corporation may be in written form or in any form capable of being converted into written form within a reasonable time.

         Section 4.8 TREASURER. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected in accordance with the provisions of Article V of these Bylaws; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by the Board of Directors.

         Section 4.9 ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Assistant Secretaries, when authorized by the Board of Directors, may sign with the Chairman of the Board of Directors or the President or a Vice President certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

         Section 4.10 BONDS. If the Board of Directors by resolution shall so require, any officer or agent of the corporation shall give bond to the corporation in such amount and with such surety as the Board of Directors may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

         Section 4.11 SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.

                                    ARTICLE V

                     CONTRACTS, LOANS, CHECKS, AND DEPOSITS

         Section 5.1 CONTRACTS. The Board of Directors may authorize any officer, officers, agent, or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation and such authority may be general or confined to specific instances.

         Section 5.2 LOANS. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

         Section 5.3 CHECKS, DRAFTS, ETC. All checks, drafts, or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer, officers, agent, or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.


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

         Section 5.4 DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

                                   ARTICLE VI

                         SHARES, CERTIFICATES FOR SHARES
                             AND TRANSFER OF SHARES

         Section 6.1 REGULATION. The Board of Directors may make such rules and regulations as it may deem appropriate concerning the issuance, transfer, and registration of certificates for shares of the corporation, including the appointment of transfer agents and registrars.

         Section 6.2 SHARES WITHOUT CERTIFICATES. Unless otherwise provided by the Articles of Incorporation or these Bylaws, the Board of Directors may authorize the issuance of any of its classes or series of shares without certificates. Such authorization shall not affect shares already represented by certificates until they are surrendered to the corporation.

         Within a reasonable time following the issue or transfer of shares without certificates, the corporation shall send the shareholder a complete written statement of the information required on certificates by the Colorado Business Corporation Act.

         Section 6.3 CERTIFICATES FOR SHARES. If shares of the corporation are represented by certificates, the certificates shall be respectively numbered serially for each class of shares or series thereof, as they are issued, shall be impressed with the corporate seal or a facsimile thereof, and shall be signed by the Chairman of the Board of Directors or by the President or a Vice President and by the Treasurer or an Assistant Treasurer or by the Secretary or an Assistant Secretary; provided that such signatures may be in facsimile if the certificate is countersigned by a transfer agent or registered by a registrar other than the corporation itself or its employee. If the person who signed, either manually or in facsimile, a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid. Each certificate shall state on its face the name of the corporation, the fact that the corporation is organized or incorporated under the laws of the State of Colorado, the name of the person to whom issued, the date of issue, the class (or series of any class), and the number and class of shares and the designation of the series, if any, represented thereby. A statement of the designations, preferences, qualifications, limitations, restrictions, and special or relative rights of the shares of each class shall be set forth in full or summarized on the face or back of the certificates which the corporation shall issue, or in lieu thereof, the certificate may set forth that such a statement or summary will be furnished to any shareholder upon request without charge. Each certificate shall be otherwise in such form as may be prescribed by the Board of Directors and as shall conform to the rules of any stock exchange on which the shares may be listed.

         The corporation shall not issue certificates representing fractional shares and shall not be obligated to make any transfers creating a fractional interest in a share of stock. The corporation may, but shall not be obligated to, issue scrip in registered or bearer form in lieu of any fractional shares, such scrip to have terms and conditions specified by the Board of Directors consistent with the requirements of the Colorado Business Corporation Act.

         Section 6.4 CANCELLATION OF CERTIFICATES. All certificates surrendered to the corporation for transfer shall be canceled, and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and canceled, except as herein provided with respect to lost, stolen, or destroyed certificates.


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

         Section 6.5 LOST, STOLEN, OR DESTROYED CERTIFICATES. Any shareholder claiming that his or her certificate for shares is lost, stolen, or destroyed may make an affidavit or affirmation of that fact and lodge the same with the Secretary of the corporation, accompanied by a signed application for a new certificate. Thereupon, and upon the giving of a satisfactory bond of indemnity to the corporation not exceeding an amount double the value of the shares as represented by such certificate (the necessity for such bond and the amount required to be determined by the President and Treasurer of the corporation), a new certificate may be issued of the same tenor and representing the same number, class and series of shares as were represented by the certificate alleged to be lost, stolen, or destroyed.

         Section 6.6 TRANSFER OF SHARES. Subject to the terms of any shareholder agreement relating to the transfer of shares or other transfer restrictions contained in the Articles of Incorporation or authorized therein, shares of the corporation shall be transferable on the books of the corporation by the holder thereof in person or by his or her duly authorized attorney, upon the surrender and cancellation of a certificate or certificates for a like number of shares. Upon presentation and surrender of a certificate for shares properly endorsed and payment of all taxes therefor, the transferee shall be entitled to a new certificate or certificates in lieu thereof. As against the corporation, a transfer of shares can be made only on the books of the corporation and in the manner hereinabove provided, and the corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the statutes of the State of Colorado.

         Section 6.7 CONSIDERATION FOR SHARES. Certificated or uncertificated shares shall not be issued until the shares represented thereby are fully paid. The Board of Directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, or other securities of the corporation. Future services shall not constitute payment or partial payment for shares of the corporation. The promissory note of a subscriber or an affiliate of a subscriber shall not constitute payment or partial payment for shares of the corporation unless the note is negotiable and is secured by collateral, other than the shares being purchased, having a fair market value at least equal to the principal amount of the note. For purposes of this Section "promissory note" means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a non-recourse note.

                                   ARTICLE VII

                                   FISCAL YEAR

         The Board of Directors may, by resolution, adopt a fiscal year for this Corporation.

                                  ARTICLE VIII

                                  DISTRIBUTIONS

         The Board of Directors may from time to time declare, and the corporation may pay, distributions on its outstanding shares in the manner and upon the terms and conditions provided by the Colorado Business Corporation Act and its Articles of Incorporation.


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

                                   ARTICLE IX

                                 CORPORATE SEAL

         The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words "CORPORATE SEAL."

                                    ARTICLE X

                                   AMENDMENTS

         The Board of Directors shall have power, to the maximum extent permitted by the Colorado Business Corporation Act, to make, amend, and repeal the Bylaws of the corporation at any regular or special meeting of the board unless the shareholders, in making, amending, or repealing a particular Bylaw, expressly provide that the directors may not amend or repeal such Bylaw. The shareholders also shall have the power to make, amend or repeal the Bylaws of the corporation at any annual meeting or at any special meeting called for that purpose.

                                   ARTICLE XI

                                   COMMITTEES

         Section 11.1 APPOINTMENT. The Board of Directors by resolution adopted by a majority of the full Board, may designate one or more committees, which, to the extent provided in the resolution or resolutions or in these Bylaws, have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation. The designation of such Committee and the delegation thereto of authority shall not operate to relieve the Board of Directors or any member thereof of any responsibility imposed by law.

         Section 11.2 NAME. The committee or committees must have such name or names as may be stated in these Bylaws or as may be determined from time to time by resolution adopted by the Board of Directors.

         Section 11.3 MEMBERSHIP. Each committee must include at least one director. Unless the Articles of Incorporation or these Bylaws provide otherwise, the Board of Directors may appoint natural persons who are not directors to serve on committees.

         Section 11.4 MEETINGS. Regular meetings of a committee may be held without notice at such time and places as the committee may fix from time to time by resolution. Special meetings of a committee may be called by any member thereof upon not less than one day's notice stating the place, date and hour of the meeting. Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, addressed to the director at his or her address as it appears in the corporation's current records, with postage prepaid. If written notice is given other than by mail, and provided that such notice is in a comprehensible form, the notice is given and effective at the earliest of: (i) the date received; (ii) five days after mailing; or (iii) the date shown on the return receipt, if mailed by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee. Any member of a committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of a committee need not state the business proposed to be transacted at the meeting.


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

         Section 11.5 QUORUM. A majority of the members of a committee shall constitute a quorum for the transaction of business at any meeting thereof, and action of a committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

         Section 11.6 VACANCIES. Any vacancy in a committee may be filled by a resolution adopted by a majority of the full Board of Directors.

         Section 11.7 RESIGNATIONS AND REMOVAL. Any member of a committee may be removed at any time with or without cause by resolution adopted by a majority of the full Board of Directors. Any member of a committee may resign from such committee at any time by giving written notice to the President or Secretary of the corporation, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 11.8 PROCEDURE. A committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these Bylaws. It shall keep regular minutes of its proceedings and report the same to the Board of Directors for its information at the meeting thereof held next after the proceedings shall have been taken.

                                   ARTICLE XII

                                EMERGENCY BY-LAWS

         The Emergency Bylaws provided in this Article XII shall be operative during any emergency in the conduct of the business of the corporation resulting from a catastrophic event that prevents the normal functioning of the offices of the Corporation, notwithstanding any different provision in the preceding articles of the Bylaws or in the Articles of Incorporation of the corporation or in the Colorado Business Corporation Act. To the extent not inconsistent with the provisions of this Article, the Bylaws provided in the preceding articles shall remain in effect during such emergency and upon its termination the Emergency Bylaws shall cease to be operative.

         During any such emergency:

                  (a) A meeting of the Board of Directors may be called by any officer or director of the corporation. Notice of the time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

                  (b) At any such meeting of the Board of Directors, a quorum shall consist of the number of directors in attendance at such meeting.

                  (c) The Board of Directors, either before or during any such emergency, may, effective in the emergency, change the principal office or designate several alternative principal offices or regional offices or authorize the officers so to do.

                  (d) The Board of Directors, either before or during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the corporation shall for any reason be rendered incapable of discharging their duties.


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

                  (e) No officer, director, or employee acting in accordance with these Emergency Bylaws shall be liable except for willful misconduct.

                  (f) These Emergency Bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the shareholders, but no such repeal or change shall modify the provisions of the next preceding paragraph with regard to action taken prior to the time of such repeal or change. Any amendment of these Emergency Bylaws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.




                          [Certification Page Follows]



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

                                   CERTIFICATE

         I hereby certify that the foregoing Bylaws, consisting of eighteen (18) pages, including this page, constitute the Bylaws of Haas Neuveux & Company, adopted by the Board of Directors of the corporation as of May 11, 2000.



                                             /s/ Xiao Gung
                                             ----------------------
                                             Xiao Gung, Secretary



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